                                                                    Exhibit 10.1


                                 AMENDMENT NO. 6
                                     TO THE
                             GENESEE & WYOMING INC.
                     STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                            EFFECTIVE JANUARY 1, 2002

      WHEREAS, Genesee and Wyoming Inc., a Delaware corporation (the "Company"), has established the Genesee & Wyoming Inc. Stock Option Plan for Outside Directors, as heretofore amended (the "Plan"); and

      WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 14 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

      NOW, THEREFORE, the Plan is hereby amended, effective January 1, 2002, as set forth below:

      1. The third sentence of Section "4(a). GRANT DATES; NUMBER OF SHARES." of the Plan is hereby amended to delete the following provision (with the remainder of said Section 4(a) being unchanged and unaffected by this Amendment and continuing in full force and effect):

      "; provided, however that no Option shall be granted on any such Grant Date unless the Company's net income, after taxes, for the then most recently completed fiscal year, as shown on the Company's audited financial statements for that fiscal year, exceeds by at least 10 percent the Company's net income, after taxes, for the immediately preceding fiscal year."

      2. All Options granted under the Plan prior to the effective date of this Amendment are hereby ratified, approved and confirmed irrespective of whether such Options were granted in accordance with the provisions of Section 4(a) as existing on the date of such grant.

      3. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

      THIS AMENDMENT NO. 6 TO THE GENESEE & WYOMING INC. STOCK PLAN FOR OUTSIDE DIRECTORS WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON FEBRUARY 1, 2002.



                                    /s/ Mark W. Hastings
                                    ------------------------------------------
                                    Mark W. Hastings, Secretary